Other assets (Tables)	6 Months Ended
Jun. 30, 2021
Other Assets [Abstract]
Schedule of other assets
Other assets consisted of the following as of June 30, 2021 and December 31, 2020:

	June 30, 2021		December 31, 2020
Notes receivable, net of allowance for credit losses (a) (b)	$517,302		$529,172
Straight-line rents, prepaid expenses and other	206,807		125,541
Lease incentives	163,100		177,028
Debt issuance costs	144,414	(c)	20,722
Investments	129,512		138,065
Operating lease right of use assets	35,110		40,603
Other tangible fixed assets	21,105		22,512
Derivative assets (Note 9)	10,383		3,303
Other receivables	374,932	(d)	172,488
	$1,602,665		$1,229,434

(a)Notes receivable as of June 30, 2021 and December 31, 2020 included $463 million and $490 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of June 30, 2021 and December 31, 2020 also included $54 million and $39 million, respectively, related to aircraft sale transactions.
(b)As of June 30, 2021 and December 31, 2020, we had a $28 million and $7 million, respectively, allowance for credit losses on notes receivable. Please refer to Note 18—Allowance for credit losses for further details.
(c)Debt issuance costs as of June 30, 2021 included $130 million related to fees associated with the bridge financing for the GECAS Transaction.
(d)Other receivables as of June 30, 2021 included $186 million related to proceeds from unsecured claims that were received in July 2021.